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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               The PNC(R) Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                                     N/A
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:
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PROXY                           THE PNC(R) FUND
                       GOVERNMENT MONEY MARKET PORTFOLIO
                             (INSTITUTIONAL SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Government Money Market Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR
DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees
                                 listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

   William O. Albertini      Raymond J. Clark      Robert M. Hernandez
        Anthony M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.
                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and PNC Institutional Management Corporation with
       respect to the Portfolio.             / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Institutional Shares of the
       Portfolio.                            / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).

                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.

                                              Dated:________________________1995

                                              X_________________________________
                                                           Signature

                                              X_________________________________
                                                   Signature, if held jointly